UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 30, 2006
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On October 30, 2006, CSK Auto Corporation (the “Company”) received notice that the New York Stock Exchange (the “NYSE” or “Exchange”) granted the Company an extension for continued listing and trading on the Exchange for up to an additional four months, until February 28, 2007, to allow the Company additional time to complete and file its Annual Report on Form 10-K for the year ended January 29, 2006 with the Securities and Exchange Commission. In accordance with the NYSE Listed Company Manual, the extension is subject to reassessment by the NYSE on an ongoing basis.
A copy of the press release issued on November 2, 2006, announcing the extension is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press release dated November 2, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

/s/ Randi V. Morrison

Name: Randi V. Morrison
Title: Senior Vice President, General Counsel & Secretary
DATED: November 3, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 2, 2006